Liberty Utilities Fund

Annual Report
November 30, 2000

[LOGO]

President's Message

Dear Shareholder:

The year ended November 30, 2000 will certainly be remembered as a challenging time for the U.S. stock market. Although most major U.S. equity indexes finished with a loss, there were a few bright spots including the electric utilities and energy companies in which the Liberty Utilities Fund invests. As a result, Class Ashares of your fund delivered a total return of 22.37% for the year, excluding sales charges.

When stock prices soared in late 1999 and early 2000, the Federal Reserve Board (the Fed)raised interest rates four times between June 1999 and February 2000 to prevent the economy from overheating. However, when the economy failed to slow, and energy prices skyrocketed, investors worried that inflation might yet get out of hand.

In this environment, stock prices were volatile. Market-leading sectors like technology declined, while prices in traditional and undervalued industries gained ground. Although inflation remained in check, another interest rate increase in May and a stream of inconclusive data about the economy kept the markets off balance throughout the rest of the year.

Relief didn't come until later, however, as market indicators revealed that the economy was slowing faster than expected. The Fed responded by cutting its benchmark interest rate by 50 basis points (0.50%) on January 4, 2001.

Take a look at the attached Annual Report, which further details the strategies employed by your Fund's portfolio manager during this period. For more information, contact your financial advisor or visit us online at www.libertyfunds.com. Thank you for investing in the Liberty Utilities Fund and for giving us the opportunity to serve your investment needs.

Respectfully,


Stephen E. Gibson
President
January 11, 2001

Performance Highlights

Net asset value per share (as of 11/30/00)
         Class A              $25.49
         Class B              $25.45
         Class C              $25.44
         Class Z              $25.49

Distributions declared per share (12/1/99-11/30/00)
         Class A             $2.090
         Class B             $1.916
         Class C             $1.916
         Class Z             $2.148




Not FDIC Insured
May Lose Value
No Bank Guarantee

Because market and economic conditions change frequently, there can be no assurance that the trends described above or on the following pages will continue or come to pass.

Performance Information

Value of a $10,000 Investment
11/30/90 - 11/30/00

Performance of a $10,000 investment in                  [LINE GRAPH HERE]
all share classes 11/30/90-11/30/00

               Without     With
               Sales       Sales
               Charge      Charge
----------------------------------
 Class A      $43,452     $41,388
----------------------------------
 Class B      $40,657     $40,657
----------------------------------
 Class C      $42,363     $42,363
----------------------------------
 Class Z      $43,625     $43,625



The Standard & Poor's 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. The Dow Jones Utility Average is an unmanaged index that tracks the performance of utility stocks. Unlike mutual funds, an index does not incur fees or charges. It is not possible to invest in an index.


Average Annual Total Returns as of 11/30/00

Share Class                     A                            B                            C                   Z
Inception                    3/4/92(1)                     5/5/92                       8/1/97              1/29/99
                    -------------------------    --------------------------    -------------------------   -------------
                      Without         With         Without          With         Without         With        Without
                       Sales          Sales         Sales           Sales         Sales          Sales        Sales
                    Charge (%)     Charge (%)    Charge (%)      Charge (%)    Charge (%)     Charge (%)   Charge (%)
------------------------------------------------------------------------------------------------------------------------
 1 year               22.37          16.56          21.43         16.43          21.44          20.44        22.57
 5 years              17.76          16.62          16.88         16.66          17.16          17.16        17.85
 10 years             15.82          15.26          15.06         15.06          15.53          15.53        15.87


Average Annual Total Returns as of 9/30/00

Share Class                      A                            B                            C                   Z
                    -------------------------    --------------------------    -------------------------   ----------
                      Without         With         Without          With         Without         With        Without
                       Sales          Sales         Sales           Sales         Sales          Sales        Sales
                    Charge (%)     Charge (%)    Charge (%)      Charge (%)    Charge (%)     Charge (%)   Charge (%)
------------------------------------------------------------------------------------------------------------------------
 1 year               26.38          20.38          25.44         20.44          25.45          24.45        26.59
 5 years              18.36          17.22          17.49         17.28          17.80          17.80        18.45
 10 years             15.81          15.24          15.06         15.06          15.53          15.53        15.85

(1) Change in investment policies.

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% sales charge for Class A shares, and the contingent deferred sales charge (CDSC) maximum charge of 5% for one year and 2% for five years for Class B shares and 1% for one year for Class C shares.

Class B, C and Z share (newer class share) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A shares were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of Class B and Class C shares would have been lower.

Top 10 holdings (as of 11/30/00)

Philip Morris                      4.3%
Verizon Communications             3.8%
Boeing                             3.7%
Procter & Gamble                   3.5%
Southern                           3.4%
SBC Communications                 3.4%
TXU Corp                           3.3%
Exelon                             3.3%
Duke Power                         3.1%
CMS Energy                         3.0%

Portfolio holding breakdowns are calculated as a percentage of net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these holdings in the future.

Bought
--------------------------------------------------------------------------------
AT&T (1.9% of net assets)

The difficulties in the telecommunications sector during 2000 depressed prices of all competitors, weak or strong. As AT&T's stock price declined, we added to our position. We believe those large competitors in this sector who can finance their future growth with internally generated cash may perform best in the coming year.

Reduced
--------------------------------------------------------------------------------
Enron (1.6% of net assets)

We trimmed our position in Enron, an energy company with excellent management that has successfully expanded into telecommunication. As its stock valuation climbed, we saw it as an opportunity to capture profits and reduce the risk associated with higher price-earnings ratios.


Portfolio Manager's Report


Strong gains in a challenging market

Despite overall stock market volatility, Class A Shares of Liberty Utilities Fund delivered a total return of 22.37%, without a sales charge. In comparison, the Dow Jones Utility Average of 15 electric utilities delivered a total return of 43.60% for the period. The difference in the total returns reflects the index's concentration in electric utilities, which were the strongest performers, and the Fund's investment in a more diversified selection of utility stocks, as well as non-utility stocks (35.0% of net assets) similar to those in the Standard & Poor's (S&P) 500 Index. The S&P 500 Index had a total return of negative 4.23% for the same 12-month period.

Repositioning early in year proved beneficial

As fiscal year 2000 began, a handful of stocks in the electric utilities, telecommunications (telecom) and energy sectors helped drive the broad stock market to record levels. At the same time, a vast majority of equities gained little ground. We recognized that many of these stocks had reached unsustainable levels, and opted to downplay telecom and emerging utility companies in the portfolio mix. By May 2000, we had sold pricey holdings like Global Crossing, making more room for conventional utilities stocks, and high-quality, attractively priced non-utilities.

We believe this was a good move. Spurred by a favorable supply-demand situation, traditional electric utilities performed well. Duke Power (3.1% of net assets), Exelon -- formerly Pico Energy (3.3% of net assets) and Reliant Energy (2.8% of net assets) were among the Fund's best-performing investments. Other top contributors included non-utilities Phillip Morris (4.3% of net assets) and Boeing (3.7% of net assets). These blue-chip companies were the beneficiaries of a flight to quality as overvalued stocks were repeatedly adjusted downward based on the changing economic picture and shifting investor expectations.

Telecom-- challenge and opportunity

Telecom stocks declined during the year. Initially, we feared that the budgets and business plans of telecom companies were too optimistic so we reduced the Fund's exposure to this sector. Nonetheless, stocks like WorldCom (2.1% of net assets) and AT&T (1.9% of net assets) were among the largest detractors from the Fund's performance. Recently, as the stock prices of these companies became more reasonable, we added to both positions. After the decline of non-profitable telecom stocks since March, these giants face diminished competition. Additionally, in a period when credit is tight and public equity offerings are hard to initiate, these companies have the distinct advantage of financing growth with cash from their operations.

Outlook

We are hopeful that the Federal Reserve will bring the U.S. economy back to a level of sustainable, non-inflationary growth-- the so-called "soft landing." However, whether the economy touches down with barely a whisper or a resounding thud, we feel the Fund is well positioned for either scenario. Even in a less-robust economy, which may already be upon us based on the Fed's recent interest rate cut, we believe the stability of utilities makes them a popular and conservative approach to investing in the stock market.

/s/ Scott Schermerhorn

Scott Schermerhorn, Senior Vice President of Colonial Management Associates, Inc., the Advisor, began managing the Fund in January 2000.

An investment in the Fund involves certain risks, including fluctuations in utility and other stock prices, which may occur in response to changes in interest rates and regulatory, economic and business developments.


Sector Breakdown (as of 11/30/00)

      Utilities: 54%
      Consumer Non-Cyclical: 19%
      Energy: 11%
      Consumer Cyclical: 6%
      Technology: 4%
      Financial: 4%
      Industrial: 2%

      [PIE CHART HERE]

Sector breakdowns are calculated as a percentage of total equity investments. Because the Fund is actively managed, there is no guarantee the Fund will maintain these sector breakdowns in the future.

Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) as published by the U.S. Office of Management and Budget. The sector classifications used on this page are based upon the Advisor's defined criteria as used in the investment process.

Investment Portfolio

November 30, 2000
(In thousands)

Common Stocks and
Convertibles - 97.4%                                    Shares          Value
--------------------------------------------------------------------------------
Finance, Insurance & Real Estate - 6.2%
Nondepository Credit Institutions -  2.7%
Freddie Mac                                                 515        $ 31,131
                                                                       --------
Property & Casualty Insurance - 3.5%
Aetna Life and Casualty  Co.                                388          26,111
Berkshire Hathaway, Inc. Class A(a)                         (b)          14,498
                                                                       --------
                                                                         40,609
                                                                       --------
--------------------------------------------------------------------------------
Manufacturing -  30.2%
Chemicals & Allied Products -  3.5%
Procter & Gamble  Co.                                       534          40,013
                                                                       --------
Food & Kindred Products - 12.2%
Archer Daniels Midland Co.                                2,338          29,808
Conagra, Inc.                                             1,009          25,672
Philip Morris Cos.,  Inc.                                 1,301          49,686
Sara Lee Corp.                                            1,445          34,670
                                                                       --------
                                                                        139,836
                                                                       --------
Miscellaneous Manufacturing -  2.3%
Deere &  Co.                                                333          13,549
Mattel, Inc.                                              1,024          12,933
                                                                       --------
                                                                         26,482
                                                                       --------
Petroleum Refining -  5.7%
Philips Petroleum Co.                                       431          24,341
Royal Dutch Petroleum  Co. ADR                              417          24,860
USX- Marathon  Group                                        629          16,585
                                                                       --------
                                                                         65,786
                                                                       --------
Rubber & Plastic -  2.8%
Goodyear Tire & Rubber  Co.                                 646          10,955
Nike, Inc., Class B                                         483          20,575
                                                                       --------
                                                                         31,530
                                                                       --------
Transportation Equipment -  3.7%
Boeing  Co.                                                 616          42,549
                                                                       --------
--------------------------------------------------------------------------------
Mining & Energy - 1.6%
Oil & Gas Field  Services
Enron  Corp.                                                284          18,371
                                                                       --------
--------------------------------------------------------------------------------
Services -  3.3%
Motion Pictures - 1.3%
The Walt Disney  Co.                                        503          14,550
                                                                       --------
Restaurants - 1.0%
McDonald's  Corp.                                           371          11,810
                                                                       --------
Retailing - 1.0%
Sherwin- Williams  Co.                                      547          11,921
                                                                       --------
--------------------------------------------------------------------------------
                                                        Shares          Value
--------------------------------------------------------------------------------
Transportation, Communication,  Electric,
Gas & Sanitary Services - 56.1%
Electric Services - 36.1%
Citizens Utilities  Co.
  5.000% Convertible Preferred                              100      $    5,344
Cleveland Electric Illuminating  Co.,
  Series  L                                                  65           5,915
CMS Energy Corp.                                          1,258          34,983
Constellation Energy  Group                                 382          15,539
Duke Power  Co.                                             395          35,525
Edison  International                                       166           3,796
Exelon  Corp.                                               566          37,471
FPL Group, Inc.                                             458          30,336
Northeast Utilities                                       1,104          23,811
PG&E Corp.                                                1,230          33,745
Pinnacle West Capital  Corp.                                302          14,062
Public Service Company of
New Mexico                                                1,191          28,807
Reliant Energy,  Inc.                                       807          31,690
Sierra Pacific  Resources                                 2,086          32,977
Southern Co.                                              1,227          38,721
Southern Energy, Inc.  (a)                                  108           2,637
TXU  Corp.                                                  955          38,156
Toledo Edison Co., Series  A,                                40             960
                                                                       --------
                                                                        414,475
                                                                       --------
Gas Services -  5.5%
El Paso Energy  Corp.                                       396          23,797
MCN Energy Group, 8.750%  PRIDES                            402          10,991
MDU Resources Group, Inc.                                   459          13,927
Williams Cos., Inc.                                         392          13,879
                                                                       --------
                                                                         62,594
                                                                       --------
Telecommunication - 14.5%
AT&T Corp.                                                1,100          21,588
BellSouth  Corp.                                            653          27,291
SBC Communications, Inc., Class A                           701          38,491
Telefonos de Mexico  SA ADR                                 249          11,681
Verizon  Communications                                     776          43,575
WorldCom, Inc.(a)                                         1,620          24,193
                                                                       --------
                                                                        166,819
                                                                       --------
Total Common Stock &Convertibles
  (cost of $820,815)                                                  1,118,476
                                                                      ---------

See notes to investment portfolio

Preferred Stocks -  2.3%                                  Shares        Value
--------------------------------------------------------------------------------
Transportation, Communication, Electric,
  Gas & Sanitary Services - 2.3%
Electric Services -  0.5%
Entergy Arkansas, Inc.:
  7.800%                                                     10           $ 884
  7.880%                                                      9             650
Entergy Gulf States  Utilities,
  7.560%                                                     18           1,659
Entergy Louisiana,  Inc.,
  8.000%                                                     30             570
Northern Indiana Public Service  Co.,
  7.440%                                                      9             908
Pennsylvania Power Co.,
  7.750%                                                     15           1,516
                                                                       --------
                                                                          6,187
                                                                       --------
Gas Services - 1.8%
KN Energy,  Inc.
  8.00%                                                     375          20,625
                                                                       --------
Total Preferred Stocks (cost of $33,492)                                 26,812
                                                                       --------

Adjustable Rate Preferred Stocks - 0.1%
--------------------------------------------------------------------------------
Transportation, Communication, Electric,
  Gas & Sanitary Services - 0.1%
Electric  Services
Entergy Gulf States Utilities
Series A (cost of $1,380)                                    13           1,331

Total Investments - 99.8%
  (cost of $855,687)(c)                                               1,146,619
                                                                      ---------

Other Assets & Liabilities, Net - 0.2%                                    1,911
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                  $1,148,530
                                                                     ==========

Notes to Investment Portfolio:
(a) Non-income producing.
(b) Rounds to less than one.
(c) Cost for federal income tax purposes is the  same.

Summary of Securities                                                    % of
by Country                                                  Value        Total
--------------------------------------------------------------------------------
United States                                            $1,110,078       96.8
Netherlands                                                  24,860        2.2
Mexico                                                       11,681        1.0
                                                         ----------      -----
                                                         $1,146,619      100.0
                                                         ----------      -----

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.


         Acronym                  Name

           ADR         American Depositary Receipt

         PRIDES      Preferred Redeemable Increased
                        Dividend Equity Security

Statement of Assets & Liabilities


November 30, 2000
(In thousands except for per share amounts and footnotes)

Assets
Investments at value (cost $855,687)                            $1,146,619

Receivable  for:
   Dividends                                             3,329
   Fund shares sold                                      1,414
   Foreign tax reclaims                                    132
Other                                                       22       4,897
                                                         -----  ----------
Total Assets                                                     1,151,516

Liabilities
Payable due to custodian bank                              475
Payable for Fund shares repurchased                      1,551
Distributions                                                7
Accrued:
   Management fee                                          614
   Deferred Trustees fee                                    20
   Transfer agent fee                                      180
   Bookkeeping fee                                          33
Other                                                      106
                                                         -----
Total Liabilities                                                    2,986
                                                                ----------
Net Assets                                                      $1,148,530
                                                                ----------

Net asset value & redemption price
per share - Class A ($449,081/17,619)                           $    25.49(a)
                                                                ----------
Maximum offering price per share -
Class  A ($25.49/0.9525)                                        $    26.76(b)
                                                                ----------
Net asset value & offering price per share -
Class B ($691,943/27,186)                                       $    25.45(a)
                                                                ----------
Net asset value & offering
price per share - Class C ($7,185/282)                          $    25.44(a)
                                                                ----------
Net asset value & offering
price per share - Class Z ($321/13)                             $    25.49
                                                                ==========
Composition of Net Assets
Capital paid in                                                 $  632,331
Undistributed net investment income                                  4,126
Accumulated net realized gain                                      221,157
Net unrealized appreciation (depreciation) on:
   Investments                                                     290,932
   Foreign currency  transactions                                      (16)
                                                                ----------
                                                                $1,148,530
                                                                ==========

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b) On sales of $50,000 or more the offering price is  reduced.


Statement of Operations


For the Year Ended November 30, 2000
(In thousands)

Investment Income
Dividends                                                         $ 35,042
Interest                                                             1,053
                                                                  --------
   (net of nonreclaimable foreign taxes                             36,095
   withheld at source of $151)

Expenses
Management  fee                                        $ 7,105
Service fee - Class  A                                     950
Service fee - Class  B                                   1,778
Service fee - Class  C                                      11
Distribution fee - Class  B                              5,380
Distribution fee - Class  C                                 33
Transfer agent fee                                       2,003
Bookkeeping fee                                            385
Registration fee                                            35
Custodian fee                                               25
Audit fee                                                   28
Trustees fee                                                29
Reports to shareholders                                     78
Legal fee                                                   10
Other                                                       56
                                                       -------
Total operating  expense                                17,906
Interest  expense                                           58      17,964
                                                       -------    --------
Net Investment  Income                                              18,131
                                                                  --------

Net Realized & Unrealized Gain
(Loss) on Portfolio Positions

Net Realized Gain on:
Investments                                            268,357
Foreign currency transactions                              136
                                                       -------
   Net Realized Gain                                               268,493
                                                                  --------

Net Change in Unrealized Appreciation/
Depreciation During the Period on:
Investments                                            (69,691)
Foreign currency transactions                              (11)
                                                       -------
   Net Change in Unrealized
   Appreciation/Depreciation                                       (69,702)
                                                                  --------
   Net Gain                                                        198,791
                                                                  --------
Increase in Net Assets from
   Operations                                                     $216,922
                                                                  ========


See notes to financial Statements

Statement of Changes in Net Assets


(In thousands)

                                                       Year ended November 30,
                                                   -----------------------------
                                                         2000        1999(a)
--------------------------------------------------------------------------------
Increase (Decrease) In Net Assets
Operations:
Net investment income                                 $  18,131  $    14,473
Net realized  gain                                      268,493       85,168
Net change  in unrealized
   appreciation/depreciation                            (69,702)      32,136
                                                      ---------  -----------
     Net Increase from
       Operations                                       216,922      131,777

Distributions:
From net investment income -
   Class A                                               (6,712)      (5,557)
From net realized gains -
   Class A                                              (25,729)     (10,862)
From net investment income -
   Class B                                               (7,574)      (7,066)
From net realized gains -
   Class B                                              (53,187)     (22,812)
From net investment income -
   Class C                                                  (45)         (30)
From net realized gains -
   Class C                                                 (278)         (82)
From net investment income -
   Class Z                                                   (9)          (5)
From net realized gains -
   Class Z                                                  (38)          --
                                                      ---------  -----------
                                                        123,350       85,363
                                                      ---------  -----------
Fund Share  Transactions:
Receipts for shares sold -
   Class A                                               98,897       14,107
Value of distributions
   reinvested - Class A                                  27,396       13,579
Cost of shares repurchased
   - Class A                                            (75,227)     (52,627)
                                                      ---------  -----------
                                                         51,066      (24,941)
                                                      ---------  -----------
Receipts for shares sold -
   Class B                                               35,900       47,658
Value of distributions
   reinvested - Class B                                  51,250       25,209
Cost of shares
   repurchased - Class B                               (207,047)    (133,371)
                                                      ---------  -----------
                                                       (119,897)     (60,504)
                                                      ---------  -----------


                                                       Year ended November 30,
                                                   -----------------------------
                                                         2000        1999(a)
--------------------------------------------------------------------------------
Receipts for shares sold -
   Class C                                            $   4,257   $    1,646
Value of distributions
   reinvested - Class C                                     291          106
Cost of shares
   repurchased - Class C                                 (1,685)        (786)
                                                      ---------   ----------
                                                          2,863          966
                                                      ---------   ----------
Receipts for shares sold -
   Class Z                                                   --          526
Value of distributions
    reinvested -  Class Z                                    47            5
Cost of shares
   repurchased -  Class Z                                  (284)         (27)
                                                      ---------   ----------
                                                           (237)         504
                                                      ---------   ----------

Net Decrease from  Fund
   Share  Transactions                                  (66,205)     (83,975)
                                                      ---------   ----------
     Total  Increase                                     57,145        1,388
                                                      ---------   ----------
Net Assets
Beginning of period                                   1,091,385    1,089,997
                                                      ---------   ----------
End of period (including
    undistributed net
   investment income  of
   $4,126 and $892, respectively)                    $1,148,530   $1,091,385
                                                     ----------   ----------

Number of Fund Shares
Sold - Class  A                                           4,077          644
Issued for distributions
    reinvested - Class A                                  1,256          623
Repurchased - Class  A                                   (3,208)      (2,387)
                                                      ---------   ----------
                                                          2,125       (1,120)
                                                      ---------   ----------

Sold - Class  B                                           1,529        2,171
Issued for distributions
    reinvested - Class B                                  2,359        1,161
Repurchased - Class  B                                   (8,829)      (6,054)
                                                      ---------   ----------
                                                         (4,941)      (2,722)

Sold - Class  C                                             176           75
Issued for distributions
    reinvested - Class C                                     13            5
Repurchased - Class  C                                      (73)         (36)
                                                      ---------   ----------
                                                            116           44
                                                      ---------   ----------

Sold - Class Z                                                -           24
Issued for distributions
    reinvested - Class Z                                      2           (b)
Repurchased - Class  Z                                      (12)          (1)
                                                      ---------   ----------
                                                            (10)          23
                                                      ---------   ----------


(a) Class Z shares were initially offered on January 29, 1999.

(b) Rounds to less than one.

See notes to financial statements.

Notes to Financial Statements

November 30, 2000


Note 1. Accounting Policies

Organization:

Liberty Utilities Fund (the Fund) (formerly Colonial Utilities Fund), a series of Liberty Funds Trust IV, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open- end management investment company. The Fund's investment objective is to seek current income and long- term growth. The Fund may issue an unlimited number of shares. The Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Class A shares are sold with a front- end sales charge. A contingent deferred sales charge is assessed on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security valuation and transactions:

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. In certain countries, the Fund may hold portfolio positions for which market quotations are not readily available. Such securities are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Determination of class net asset values and financial highlights:

All income, expenses (other than Class A, Class B, and Class C service fees and the Class B and Class C distribution fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class A, Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Federal income taxes:

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

Distributions to shareholders:

Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Foreign currency transactions:

Net realized and unrealized gains (losses) on foreign currency transactions includes the gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

Forward currency contracts:

The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked- to- market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

Other:

Corporate actions and dividend income are recorded on the ex-date (except for foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonreclaimable tax witholdings.

Interest income is recorded on the accrual basis. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

Note 2. Fees and Compensation Paid to Affiliates

Management fee:

Colonial Management Associates, Inc. (the Advisor), is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's average net assets as follows:

        Average Net Assets           Annual Fee  Rate
        ------------------           ----------------
        First $1  billion                  0.65%
        Over $1  billion                   0.60%

Bookkeeping fee:

The Advisor provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus a percentage of the Fund's average net assets as follows:

        Average Net Assets            Annual Fee Rate
        ------------------            ---------------
        First $50 million              No  charge
        Next $950  million                 0.035%
        Next $1  billion                   0.025%
        Next $1  billion                   0.015%
        Over $3  billion                   0.001%

Transfer agent fee:

Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.20% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

Effective January 1, 2000, the Transfer Agent Fee was changed to a monthly fee comprised of 0.07% annually of average net assets plus charges based on the number of shareholder accounts and transactions. The Transfer Agent receives reimbursement for certain out of pocket expenses.

Underwriting discounts, service and distribution fees:

Liberty Funds Distributor, Inc. (the Distributor), a subsidiary of the Advisor, is the Fund's principal underwriter. For the year ended Novemeber 30, 2000, the Fund has been advised that the Distributor retained net underwriting discounts of $508,596 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $1,358, $615,928 and $2,033 on Class A, Class B, and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a service fee to the Distributor equal to 0.25% annually on Class A, Class B and Class C net assets as of the 20th of each month. The plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Other:

The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 3. Portfolio Information

Investment activity:

For the year ended November 30, 2000, purchases and sales of investments, other than short-term obligations, were $1,112,691,405 and $1,242,974,953, respectively.

Unrealized appreciation (depreciation) at November 30, 2000, based on cost of investments for both financial statement and federal income tax purposes was:

      Gross unrealized appreciation     $308,849,167
      Gross unrealized depreciation      (17,917,100)
                                        ------------
        Net unrealized appreciation     $290,932,067
                                        ============

Other:

The Fund concentrates its investments in utility securities, subjecting it to greater risk than a fund that is more diversified. There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political, and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign government laws or restrictions.

Note 4. Line of Credit

The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. The average daily loan balance was $6,526,531 at a weighted average interest rate of 6.62%.

Note 5. Other Related Party Transactions

During the year ended November 30, 2000, the Fund used Alphatrade, a wholly owned subsidiary of Colonial Management Associates, Inc., as a broker. Total commissions paid to Alphatrade during the year were $761,258.

Financial Highlights

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                             Year ended November 30, 2000
                                                                     Class A            Class B             Class C        Class Z
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value-- Beginning of Period                                $22.850             $22.820             $22.810       $22.870
                                                                     -------             -------             -------       -------
Income From Investment Operations:
Net investment income (a)                                              0.498               0.324               0.322         0.556
Net realized and unrealized gain                                       4.232               4.222               4.224         4.212
                                                                     -------             -------             -------       -------
Total from Investment Operations                                       4.730               4.546               4.546         4.768
                                                                     -------             -------             -------       -------
Less Distributions Declared to Shareholders:
From net investment income                                            (0.420)             (0.246)             (0.246)       (0.478)
From net realized gains                                               (1.670)             (1.670)             (1.670)       (1.670)
                                                                     -------             -------             -------        ------
Total Distributions Declared to Shareholders                          (2.090)             (1.916)             (1.916)       (2.148)
Net Asset Value -- End of Period                                     $25.490             $25.450             $25.440       $25.490
                                                                     =======             =======             =======       =======
Total return (b)                                                      22.37%              21.43%              21.44%        22.57%
                                                                     =======             =======             =======       =======

Ratios to Average Net Assets
Expenses (c)                                                           1.15%               1.90%               1.90%         0.90%
Net investment income (c)                                              2.13%               1.38%               1.38%         2.38%
Portfolio turnover                                                      102%                102%                102%          102%
Net assets at end of period (in millions)                            $   449             $   692             $     7           (d)

(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(d) Rounds to less than one million.

--------------------------------------------------------------------------------
2000 Federal Tax information (unaudited)
100% of the ordinary income distributed by the Fund in the year ended November 30, 2000 qualifies for the corporate dividends received deduction.
For the fiscal year ended November 30, 2000 the Fund earned $268,358,533 of long term capital gains.
--------------------------------------------------------------------------------

                                                                            Year ended November 30, 1999
                                                              Class A          Class B          Class C         Class Z(a)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value-- Beginning of Period                         $21.130          $21.130          $21.130          $21.500
                                                              -------          -------          -------          -------
Income From Investment Operations:
Net investment income                                           0.399            0.234            0.232            0.369
Net realized and unrealized gain                                2.319            2.320            2.312            1.301
                                                              -------          -------          -------          -------
Total from Investment Operations                                2.718            2.554            2.544            1.670
                                                              -------          -------          -------          -------
Less Distributions Declared to
Shareholders:
From net investment income                                     (0.341)          (0.207)          (0.207)          (0.300)
In excess of net investment income                                 --               --               --               --
From net realized gain                                         (0.657)          (0.657)          (0.657)              --
                                                              -------         --------          -------          --------
Total Distributions Declared to Shareholders                   (0.998)          (0.864)          (0.864)          (0.300)
                                                              -------         --------          -------          -------
Net asset value-- End of Period                               $22.850          $22.820          $22.810          $22.870
                                                              =======          =======          =======          =======
Total return (b)                                               13.15%           12.32%           12.33%            7.82%(c)
                                                              =======          =======          =======          =======
Ratios to Average Net Assets
Expenses (d)                                                    1.22%            1.97%            1.97%            0.97%(e)
Net investment income (d)                                       1.80%            1.05%            1.05%            1.99%(e)
Portfolio turnover                                                28%              28%              28%              28%
Net assets at end of period (in millions)                     $   354           $  733          $     4          $     1

(a) Class Z shares were initially offered on Jnuary 29, 1999. Per share amounts reflect activity from that date.

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Not annualized.

(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(e)  Annualized.

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                                     Year ended November 30, 1998
                                                                               Class A          Class B          Class C
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value-- Beginning of Period                                          $18.060          $18.060          $18.060
                                                                               -------          -------          -------
Income From Investment Operations:
Net investment income                                                            0.516            0.365            0.365
Net realized and unrealized gain                                                 3.111            3.111            3.111
                                                                               -------          -------          -------
Total from Investment Operations                                                 3.627            3.476            3.476
                                                                               -------          -------          -------
Less Distributions Declared to Shareholders:
From net investment income                                                      (0.530)          (0.382)          (0.382)
In excess of net investment income                                              (0.013)          (0.010)          (0.010)
From net realized gain                                                          (0.014)          (0.014)          (0.014)
                                                                               -------          -------          -------
Total Distributions Declared to Shareholders                                    (0.557)          (0.406)          (0.406)
                                                                               -------          -------          -------
Net Asset Value-- End of Period                                                $21.130          $21.130          $21.130
                                                                               =======          =======          =======
Total return (a)                                                                20.32%           19.41%           19.41%
                                                                               =======          =======          =======

Ratios to Average Net Assets
Expenses (b)                                                                     1.19%            1.94%            1.94%
Net investment income (b)                                                        2.63%            1.88%            1.88%
Portfolio turnover                                                                 22%              22%              22%
Net assets at end of period (in millions)                                      $   351          $   736          $     3

(a) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(b) The benefits derived from custody credits and directed brokerage arrangements had no impact.

                                                                       Year Ended November 30
                                                                1997                                       1996
                                              Class A          Class B         Class C(a)        Class A          Class B
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--
Beginning of Period                           $15.210          $15.210           $16.260         $14.370           $14.370
                                              -------          -------           -------         -------           -------
Income From Investment
Operations:
Net investment income                           0.599            0.481             0.166           0.612             0.502
Net realized and unrealized gain                2.852            2.852             1.794(b)        0.831             0.831
                                              -------          -------           -------         -------           -------
Total from Investment Operations                3.451            3.333             1.960           1.443             1.333
                                              -------          -------           -------         -------           -------
Less Distributions Declared
To Shareholders:
From net investment income                     (0.601)          (0.483)           (0.160)         (0.603)           (0.493)
                                              -------          -------           -------         -------           -------
Net Asset Value--
End of Period                                 $18.060          $18.060           $18.060         $15.210           $15.210
                                              =======          =======           =======         =======           =======
Total return (c)                               23.26%           22.36%            12.12%(d)       10.27%             9.45%
                                              =======          =======           =======         =======           =======

Ratios To Average
Net Assets
Expenses (e)                                    1.22%            1.97%             1.97%(f)        1.20%             1.95%
Net investment income (e)                       3.76%            3.01%             2.96%(f)        4.16%             3.41%
Portfolio turnover                                 7%               7%                7%              8%                8%
Net assets at end of period (in millions)     $   327          $   684           $     1         $   348           $   729

(a) Class C shares were initially offered on August 1, 1997. Per share mounts reflect activity from that date.

(b) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Not annualized.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(f) Annualized.

Report of Independent Accountants


To the Trustees of Liberty Funds Trust IV and
The Shareholders of Liberty Utilities Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Liberty Utilities Fund (the "Fund") (formerly Colonial Utilities Fund), a series of Liberty Funds Trust IV, at November 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at November 30, 2000, by correspondence with the custodian, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Boston,  Massachusetts
January 11,  2001

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Trustee & Transfer Agent


Douglas A. Hacker
Executive Vice President and Chief Financial Officer of UAL, Inc. (formerly Senior Vice President and Chief Financial Officer of UAL, Inc.)

Janet Langford Kelly
Executive Vice President-Corporate Development, General Counsel, and Secretary, Kellogg Company (formerly Senior Vice President, Secretary and General Counsel, Sara Lee Corporation)

Richard W. Lowry
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

Salvatore Macera
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

William E. Mayer
Partner, Park Avenue Equity Partners (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, Universtiy of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer; The First Boston Corporation)

Charles R. Nelson
Van Voorhis Professor, Department of Economics, University of Washington; consultant on economic and statistical matters

John J. Neuhauser
Academic Vice President and Dean of Faculties, Boston College (formerly Dean, Boston College School of Management)

Joseph R. Palombo
Chief Operations Officer, Mutual Funds, Liberty Financial Companies, Inc., Executive Vice President and Director of Colonial Management Associates, Inc. and Executive Vice President and Chief Administrative Officer of Liberty Funds Group LLC (formerly Vice President of Liberty Funds Group-Boston and Chief Operating Officer, Putnam Mutual Funds)

Thomas C. Theobald
Managing Director, William Blair Capital Partners (formerly Professor of Finance, College of Business, Boise State University)

Thomas E. Stitzel
Business Consultant and Chartered Financial Analyst (formerly Professor of Finance, College of Business, Boise State University)

Anne-Lee Verville
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)


Important Information About This Report
The Transfer Agent for Liberty Utilities Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722
800-345-6611

The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call 800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Utilities Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Funds and with the most recent copy of the Liberty Funds Performance Update.

Annual Report:
Liberty Utilities Fund

                              Give me Liberty.(SM)

Liberty Funds believes in financial choice              Liberty believes in professional advice
At Liberty, its our job to help you achieve             Todays ever-changing financial markets can
your financial goals. So whether its saving             challenge even the most seasoned investors.
for your kids education, building your                  Thats why we recommend working with a
retirement nest egg, or managing your income            financial advisor. With an advisor you have
we can help. We offer a diverse family of               an experienced, knowledgeable professional
mutual funds representing a wide selection              looking out for your best interests. Your
of investment styles and specialized money              advisor can help you establish a plan for
management. Its all designed to help you                reaching your personal financial goals and
reach for financial freedom  however you                help you stay on track over the long-term.
define it.                                              Its a relationship thats focused on you and
                                                        your needs.

                                                                   -------------
Liberty Utilities Fund  Annual Report, November 30, 2000             PRSRT STD
                                                                   U.S. POSTAGE
[LOGO] LIBERTY                                                          PAID
       -----------                                                 HOLLISTON, MA
             FUNDS                                                 PERMIT N0. 20
                                                                   -------------
       Liberty Funds Distributor, Inc. (copyright) 2001
       One Financial Center, Boston, MA 02111-2621,
       800-426-3750
       www.libertyfunds.com









                                                 759-02/116E-1200 (1/01) 00/2368